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                                                                   Exhibit 10.25

                          ARMADILLO INVESTMENTS, PLC.
                          ---------------------------
                      30 FARRINGDON STREET, LONDON EC4A 4HJ

April 14, 2004


Ronald Stone
CFO
Jill Kelly Productions Holding, Inc.
8923 Sunset Blvd.
West Hollywood, CA 90069



      RE:   REGISTRATION RIGHTS AGREEMENT

            -----------------------------

Dear Mr. Stone:

      We have received written notice from Jill Kelly Productions Holding, Inc. ("Jill Kelly") pursuant to Section 3(a) of the Registration Rights Agreement between Armadillo Investments, PLC ("Armadillo") and Jill Kelly, dated March 26, 2004, that Jill Kelly intends to file a Registration Statement to register shares of common stock underlying the Series A Preferred Stock of Jill Kelly and common stock purchase warrants. By this letter, Armadillo does not wish to be included in this Registration Statement.

Please feel free to contact me if you have any questions.

Very truly yours,

/s/ Harry Pearl

Chairman